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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): October 2, 2006
                                                          ---------------

                        GREATER ATLANTIC FINANCIAL CORP.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)

         0-26467                                              54-1873112
------------------------------                                ----------
(Commission File Number)                                    (IRS Employer
                                                        Identification Number)


10700 Parkridge Boulevard, Suite P50 Reston, Virginia            20191
-----------------------------------------------------            -----
(Address of Principal Executive Offices)                      (Zip Code)


                                 (703) 391-1300
                                 --------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
              ------------------------------------------

         Effective October 2, 2006, the registrant's subsidiary, Greater Atlantic Bank, implemented an Employee Severance Compensation Plan to provide severance benefits to eligible employees who lose their positions of employment with the Bank following a "Change in Control" of the Bank or of the registrant. Employees who have completed one year of service as of the date of termination would be eligible for benefits under the plan which would vary depending upon the employee's base compensation and years of service. Employees who have entered into a separate employment or change in control agreement with the Bank or the Company are not eligible for benefits under the plan.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.
              ---------------------------------

        (d)   Exhibits

              Number         Description
              ------         -----------

              10.1 Greater Atlantic Bank Employee Severance Compensation Plan effective October 2, 2006



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  GREATER ATLANTIC FINANCIAL CORP.



Date: October 5, 2006             By: /s/ Carroll E. Amos
                                      ------------------------------------------
                                      Carroll E. Amos, President and Chief
                                      Executive Officer


Date: October 5 , 2006            By: /s/ David E. Ritter
                                      ------------------------------------------
                                      David E. Ritter, Senior Vice President and
                                      Chief Financial Officer